                                  AMS NONFUNDED
                          SUPPLEMENTAL RETIREMENT PLAN

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
ARTICLE I      ESTABLISHMENT OF THE PLAN.............................................1
               1.1 Establishment.....................................................1
               1.2 Purpose...........................................................1
               1.3 Status of Plan Under ERISA........................................1

ARTICLE II     DEFINITIONS...........................................................1
               2.1 Actuarial Equivalent..............................................1
               2.2 Board.............................................................2
               2.3 Code..............................................................2
               2.4 Compensation......................................................2
               2.5 Corporation.......................................................2
               2.6 Employee..........................................................2
               2.7 ERISA.............................................................2
               2.8 Participant ......................................................2
               2.9 Plan..............................................................2
               2.10 Plan Administrator...............................................2
               2.11 Retirement Benefit...............................................3
               2.12 Retirement Plan..................................................3
               2.13 Single Life Annuity..............................................3
               2.14 Statutory Limit..................................................3


ARTICLE III    PARTICIPATION.........................................................3
               3.1 Eligibility for Participation.....................................3
               3.2 Termination of Active Participation...............................3

ARTICLE IV     BENEFITS..............................................................4
               4.1 Eligibility.......................................................4
               4.2 Amount of Benefit.................................................4
               4.3 Payment...........................................................4
               4.4 Tax Withholding...................................................4

ARTICLE V      OTHER TERMINATION OF EMPLOYMENT.......................................5
               5.1 Other Termination of Employment...................................5
               5.2 Termination of Employment for Just Cause..........................5

ARTICLE VI     ADMINISTRATION........................................................5
               6.1 Plan Administration...............................................5
               6.2 Powers of Plan Administrator......................................6
               6.3 Standard of Care..................................................6
               6.4 Claims Procedure..................................................6

                                TABLE OF CONTENTS
                                   (CONTINUED)



ARTICLE VII    MISCELLANEOUS.........................................................7
               7.1 Funding of Benefits...............................................7
               7.2 Assignment........................................................7
               7.3 Employment Rights.................................................7
               7.4 Amendment or Termination..........................................7
               7.5 Corporate Successors..............................................8
               7.6 Construction......................................................8
               7.7 Governing Law.....................................................8

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN


         1.1 Establishment.

         American Medical Systems, Inc., (the "Corporation") hereby establishes a retirement benefit plan to be known as the AMS NonFunded Supplemental Retirement Plan (the "Plan"). The Plan shall be effective as of September 10, 1998.

         1.2 Purpose.

         The Corporation is adopting the Plan to provide additional retirement income to the executives who participate in the Plan. The Plan provides certain executives with benefits necessary to establish a competitive executive retirement program including benefits which would otherwise be provided under the qualified defined benefit pension plan sponsored by the Corporation but for certain limitations on such benefits required by federal law.

         1.3 Status of Plan Under ERISA.

         The Plan is intended to be "unfunded" and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of ERISA. Accordingly, the Plan is not intended to be covered by Parts 2 through 4 of Subtitle B of Title I of ERISA.


                                   ARTICLE II
                                   DEFINITIONS


         The following terms shall have the meanings described in this Article. All references in the Plan to specific Articles or Sections shall refer to Articles or Sections of the Plan unless otherwise indicated.

         2.1 Actuarial Equivalent.

         "Actuarial Equivalent" means equivalent in value of the aggregate amount of benefits to be received under different forms of payment. Actuarially Equivalent benefits shall be determined using the actuarial assumptions used for determining equivalent benefits under the Retirement Plan.

         2.2 Board.

         "Board" means the Board of Directors of American Medical Systems, Inc..

         2.3 Code.

         "Code" means the Internal Revenue Code of 1986, as amended.

         2.4 Compensation.

         "Compensation" means total Earnings of the Participant as defined in the Retirement Plan provided, however, the limitations of Section 401(a)(17) of the Code shall not apply.

         2.5 Corporation.

         "Corporation" means American Medical Systems, Inc. or to the extent provided in Section 7.5 below, any successor corporation or entity resulting from a merger or consolidation into or with the Corporation or a transfer or sale of substantially all of the assets of the Corporation.

         2.6 Employee.

         "Employee" means any person in the regular direct employ of the Corporation, excluding consultants or self-employed individuals providing services under contract to the Corporation.

         2.7 ERISA.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.8 Participant.

         "Participant" means an Employee or former Employee of the Corporation who has met the requirements for participation under Article III, and who is or may become eligible to receive a benefit from the Plan.

         2.9 Plan.

         "Plan" means the AMS NonFunded Supplemental Retirement Plan.

         2.10 Plan Administrator.

         "Plan Administrator" means the American Medical Systems, Inc. Employee Benefit Committee, which, shall be the named fiduciary responsible for the operation and administration of the Plan as provided in Article VI.

         2.11 Retirement Benefit.

         "Retirement Benefit" means the monthly pension benefit payable to a Participant from the Retirement PLAN, assuming payment is made in the form of a Single Life Annuity commencing at age 65.

         2.12 Retirement Plan.

         "Retirement Plan" means the AMS Retirement Plan, as in effect on September 10, 1998 and as may be amended in the future.

         2.13 Single Life Annuity.

         "Single Life Annuity" means a monthly pension for the life of the Participant.

         2.14 Statutory Limit.

         "Statutory Limit" means the limits imposed by Code Sections 415 and 401(a)(17).


                                   ARTICLE III
                                  PARTICIPATION

         3.1 Eligibility for Participation.

         It is intended that participation be limited to Employees who will qualify as members of a "select group of management or other highly compensated employees" under Title I of ERISA. An Employee shall begin to participate in the Plan effective as of the date specified by the Plan Administrator. The Plan Administration shall provide written notice of each Employee's eligibility for participation in the Plan.

         3.2 Termination of Active Participation.

         The Plan Administrator may remove a Participant from further active participation in the Plan. If this occurs, the Participant shall not earn any additional benefits under the Plan. The amount of the Participant's benefits, if any, under the Plan shall be determined as of the date the Participant ceases active participation. The former Participant's benefits shall be paid only if the Participant satisfies all other requirements of the Plan.

                                   ARTICLE IV
                                    BENEFITS


         4.1 Eligibility.

         Except as otherwise provided in Article V, a Participant shall be eligible for a benefit under the Plan if he terminates employment with the Corporation and, at the time of the termination, is 100% vested under the Retirement Plan and eligible for an immediate or deferred Retirement Benefit.

         4.2 Amount of Benefit.

         The benefits payable to an eligible Participant shall be equal to the amount by which (a) exceeds (b):

                  (a) The Retirement Benefit that would be payable to the
                      Participant under the Retirement Plan without regard to the Statutory Limits and by treating amounts deferred by the Participant under the AMS NonFunded Deferred Compensation and Supplemental Savings Plan as though they were a part of the Participant's Earnings, as defined under the Retirement Plan.

                  (b) The Retirement Benefit payable to the Participant from the
                      Retirement Plan.

         4.3 Payment.

         Benefits under the Plan that are payable to a Participant shall be paid in ten substantially equal annual installments commencing on the January 1 next following the Participant's termination from employment. For purposes of making this calculation the installments shall be the Actuarial Equivalent of a Single Life Annuity payable at normal retirement age under the Retirement Plan. Upon the death of a Participant prior to receipt of any or all of the benefits due to him under the Plan, any remaining balance of installment payments shall be paid to the beneficiary designated by the Participant under the Retirement Plan. If the Participant has not designated a beneficiary under the Retirement Plan, or if no such beneficiary is living at the time of the Participant's death, the amount in the Participant's account that is distributable upon his death shall be distributed to the same person or persons who would otherwise be entitled to receive a distribution of the Participant's benefits under the Retirement Plan.

         4.4 Tax Withholding.

         Benefit payments from the Plan shall be subject to all applicable tax withholdings.

                                    ARTICLE V
                         OTHER TERMINATION OF EMPLOYMENT


         5.1 Other Termination of Employment.

         Notwithstanding any other provisions of the Plan, no benefits shall be payable to the Participant or his surviving spouse under the Plan in either of the following situations:

                  (a) If the Participant terminates employment before becoming eligible for benefits under Section 4.1 of the Plan; or

                  (b) If the Participant's employment with the Corporation is terminated by the the Corporation for "just cause", as defined in Section 5.2.

         5.2 Termination of Employment for Just Cause.

         For purposes of Section 5.1, a Participant is terminated for "just cause" if the Participant's employment is ended because of:

                  (a) Gross negligence, fraud, dishonesty or willful violation of any law or significant policy of the Corporation, committed in connection with his employment and resulting in a material adverse effect on the Corporation; or

                  (b) Failure to substantially perform (for reasons other than disability) the duties reasonably assigned to the Participant in a manner consistent with prior practice.

         The definition of "just cause" in this Section is relevant only for purposes of eligibility for benefits under the Plan.


                                   ARTICLE VI
                                 ADMINISTRATION

         6.1 Plan Administration.

         The Plan shall be administered by the American Medical Systems, Inc. Employee Benefits Committee whose members shall consist of three (3) or more persons appointed by the Board.

         6.2 Powers of Plan Administrator.

         The Plan Administrator shall have all discretionary powers necessary to administer and satisfy its obligations under the Plan, including, but not limited to, the following:

                  (a) Maintain records pertaining to the Plan.

                  (b) Interpret the terms and provisions of the Plan.

                  (c) Establish procedures by which Participants may apply for benefits under the Plan and appeal a denial of benefits.

                  (d) Determine the rights under the Plan of any Participant applying for or receiving benefits.

                  (e) Administer the claims procedure provided in this Article.

                  (f) Perform all acts necessary to meet the reporting and
                      disclosure obligations imposed by ERISA.

                  (g) Delegate specific responsibilities for the operation and administration of the Plan to such employees or agents as it deems advisable and necessary.

         6.3 Standard of Care.

         The Plan Administrator shall administer the Plan solely in the interest of Participants and for the exclusive purposes of providing benefits to such Participants and their beneficiaries. The Plan Administrator shall administer the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims.

         The Plan Administrator shall not be liable for any act or omission relating to its duties under the Plan, unless the act or omission was due to gross negligence or willful misconduct.

         6.4 Claims Procedure.

         Any Participant whose application for benefits under the Plan has been denied, in whole or in part, shall be given written notice of the denial of benefits by the Plan Administrator. The notice shall be written in easily understood language and shall indicate the reasons for denial and the specific Plan provisions on which the denial is based. The notice shall explain that the Participant may request a review of the denial and state the procedure for requesting a review. The notice shall describe any additional information necessary to perfect the Participant's claim and explain why such information is necessary.

         A Participant may make a written request to the Plan Administrator for a review of any denial of benefits under the Plan. The request for review must be in writing and must be made within ninety (90) days after the postmark of the notice of denial. The request shall refer to the provisions of the Plan on which it is based and shall set forth the facts relied upon as justifying a reversal or modification of the determination being appealed.

         A Participant who requests a review of a denial of benefits in accordance with this claims procedure may examine pertinent documents and submit pertinent issues and comments in writing. The Plan Administrator shall provide a review of the decision denying the claim for benefits within sixty (60) days after receiving the written request for review.


                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 Funding of Benefits.

         All payments provided for under the Plan shall be paid in cash from the general funds of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the Participant or such Participant's dependents, beneficiaries or estate from any trust or special or separate fund established by the Company to assure such payments. If the Company shall make any investments to aid it in meeting its obligations hereunder, a Participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind between the Company and any Participant. To the extent that any Participant acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

         7.2 Assignment.

         No benefit or interest under the Plan is subject to assignment or alienation, whether voluntary or involuntary. Any assignment or alienation of benefits shall be void.

         7.3 Employment Rights.

         The existence of the Plan shall not grant a Participant any legal right to continue as an Employee nor shall it affect the right of the Corporation to discharge a Participant.

         7.4 Amendment or Termination.

         The Corporation shall have the right to amend or terminate the Plan at any time by action of the Board or by a duly authorized officer or committee. The Plan Administrator shall also have the right to amend this Plan to comply with applicable law or for any other reason if such amendment does not materially increase the benefits provided hereunder or the cost of administering the Plan. However, no amendment or termination shall reduce a Participant's benefit to an amount less than the benefit the Participant would be entitled under the Plan if the Participant had terminated employment as of the date immediately preceding the date of the amendment or termination.

         7.5 Corporate Successors.

         The Plan shall not be automatically terminated by a transfer or sale of assets of the Corporation or by the merger or consolidation of the Corporation into or with any other Corporation or entity, but the Plan shall be continued after such sale, merger or consolidation only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan. In the event that the Plan is not continued by the transferee, purchaser or successor entity, then the Plan shall terminate subject to the provisions of Section 7.4.

         7.6 Construction.

         Words in the masculine shall apply to the feminine where applicable; and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as plural.

         7.7 Governing Law.

         To the extent that Minnesota law is not preempted by ERISA, the provisions of this Plan shall be governed by the laws of the State of Minnesota.

                            * * * * * * * * * * * * *


         IN WITNESS WHEREOF, the undersigned has executed this Plan as of the 5th day of March, 1999.


                          AMERICAN MEDICAL SYSTEMS, INC.

                          BY: /s/ Jan Dick
                              -------------------------------------

                          TITLE: Vice President-Human Resources
                                 ----------------------------------